Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of May 31, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,683,788 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 18 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.
2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,090,482,054
Aggregate Outstanding Principal Balance – Treasury Bill	$111,341,937
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.21%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$979,140,117
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	89.79%
Number of Borrowers	40,079
Average Outstanding Principal Balance Per Borrower	$27,208
Number of Loans	69,129
Average Outstanding Principal Balance Per Loan – Treasury Bill	$25,473
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,120
Weighted Average Remaining Term to Scheduled Maturity	186 months
Weighted Average Annual Interest Rate	4.78%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	11,217	$167,151,450	15.3%
3.01% to 3.50%	12,663	171,981,255	15.8
3.51% to 4.00%	11,199	170,199,359	15.6
4.01% to 4.50%	14,976	196,749,529	18.0
4.51% to 5.00%	5,116	75,624,074	6.9
5.01% to 5.50%	1,267	23,979,592	2.2
5.51% to 6.00%	1,294	24,701,642	2.3
6.01% to 6.50%	1,743	32,848,490	3.0
6.51% to 7.00%	2,578	45,671,816	4.2
7.01% to 7.50%	815	19,073,498	1.7
7.51% to 8.00%	2,137	49,688,419	4.6
8.01% to 8.50%	2,045	49,159,142	4.5
Equal to or greater than 8.51%	2,079	63,653,788	5.8

Total	69,129	$1,090,482,054	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	8,238	$21,065,142	1.9%
$ 5,000.00-9,999.99	6,058	46,408,657	4.3
$10,000.00-14,999.99	5,798	71,559,769	6.6
$15,000.00-19,999.99	3,531	61,242,921	5.6
$20,000.00-24,999.99	2,885	64,847,762	5.9
$25,000.00-29,999.99	2,285	62,647,410	5.7
$30,000.00-34,999.99	1,717	55,642,725	5.1
$35,000.00-39,999.99	1,347	50,532,449	4.6
$40,000.00-44,999.99	1,144	48,575,330	4.5
$45,000.00-49,999.99	948	44,976,689	4.1
$50,000.00-54,999.99	809	42,405,172	3.9
$55,000.00-59,999.99	697	40,076,734	3.7
$60,000.00-64,999.99	544	33,957,952	3.1
$65,000.00-69,999.99	464	31,240,733	2.9
$70,000.00-74,999.99	434	31,435,971	2.9
$75,000.00-79,999.99	381	29,490,595	2.7
$80,000.00-84,999.99	307	25,274,847	2.3
$85,000.00-89,999.99	261	22,792,776	2.1
$90,000.00-94,999.99	239	22,084,697	2.0
$95,000.00-99,999.99	198	19,293,995	1.8
$100,000.00 and above	1,794	264,929,730	24.3

Total	40,079	$1,090,482,054	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	66,017	$1,019,812,292	93.5%
31-60 days	1,170	25,134,145	2.3
61-90 days	544	11,848,892	1.1
91-120 days	357	9,120,549	0.8
121-150 days	215	4,870,297	0.4
151-180 days	154	4,427,847	0.4
181-210 days	144	3,328,655	0.3
Greater than 210 days	528	11,939,376	1.1

Total	69,129	$1,090,482,054	100.0%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	111	$65,867	*
4 to 12	592	681,268	0.1%
13 to 24	1,770	3,310,395	0.3
25 to 36	6,942	14,050,090	1.3
37 to 48	2,803	10,911,441	1.0
49 to 60	2,460	12,748,078	1.2
61 to 72	2,505	15,807,397	1.4
73 to 84	3,438	23,392,253	2.1
85 to 96	8,414	57,811,052	5.3
97 to 108	3,533	33,218,015	3.0
109 to 120	2,813	30,646,388	2.8
121 to 132	4,130	72,430,154	6.6
133 to 144	3,667	68,756,948	6.3
145 to 156	5,659	90,861,341	8.3
157 to 168	2,521	48,011,073	4.4
169 to 180	1,816	35,450,171	3.3
181 to 192	1,362	31,488,604	2.9
193 to 204	1,763	43,005,369	3.9
205 to 216	4,194	115,612,688	10.6
217 to 228	1,755	56,575,408	5.2
229 to 240	1,532	52,579,390	4.8
241 to 252	1,312	56,123,992	5.1
253 to 264	936	41,374,908	3.8
265 to 276	805	40,446,375	3.7
277 to 288	676	35,378,984	3.2
289 to 300	562	29,494,129	2.7
301 to 312	393	22,925,937	2.1
313 to 324	175	10,366,380	1.0
325 to 336	124	9,174,956	0.8
337 to 348	81	5,392,999	0.5
349 to 360	158	12,604,352	1.2
361 and above	127	9,785,650	0.9

Total	69,129	$1,090,482,054	100.0
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,710	$52,240,933	4.8%
Forbearance	3,455	82,581,262	7.6
Repayment
First year in repayment	865	33,234,150	3.0
Second year in repayment	855	29,904,187	2.7
Third year in repayment	1,036	30,660,163	2.8
More than 3 years in repayment	60,208	861,861,359	79.0

Total	69,129	$1,090,482,054	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 108.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.2	-	214.5
Forbearance	-	4.6	207.4
Repayment	-	-	182.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $52,240,933 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $32,055,518 or approximately 61.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	344	$6,062,987	0.6%
Alaska	125	1,951,019	0.2
Arizona	1,434	26,704,439	2.4
Arkansas	228	3,945,164	0.4
California	7,319	131,260,974	12.0
Colorado	1,321	21,335,834	2.0
Connecticut	869	11,366,889	1.0
Delaware	132	2,562,045	0.2
District of Columbia	273	4,406,395	0.4
Florida	10,531	143,873,126	13.2
Georgia	1,753	29,262,709	2.7
Hawaii	251	4,352,972	0.4
Idaho	248	3,620,355	0.3
Illinois	2,031	28,290,091	2.6
Indiana	1,367	19,438,074	1.8
Iowa	433	5,176,955	0.5
Kansas	1,281	18,427,740	1.7
Kentucky	396	5,826,527	0.5
Louisiana	1,082	18,788,722	1.7
Maine	133	1,711,979	0.2
Maryland	1,362	24,614,276	2.3
Massachusetts	1,809	23,361,535	2.1
Michigan	1,102	19,228,060	1.8
Minnesota	1,104	16,148,533	1.5
Mississippi	284	5,572,501	0.5
Missouri	1,566	23,370,516	2.1
Montana	155	2,564,828	0.2
Nebraska	183	2,655,839	0.2
Nevada	450	8,003,281	0.7
New Hampshire	294	4,111,550	0.4
New Jersey	1,671	25,354,893	2.3
New Mexico	238	3,903,883	0.4
New York	4,434	65,167,554	6.0
North Carolina	1,367	20,502,228	1.9
North Dakota	63	892,090	0.1
Ohio	5,659	101,228,114	9.3
Oklahoma	822	13,798,346	1.3
Oregon	1,126	18,927,934	1.7
Pennsylvania	1,624	25,660,370	2.4
Rhode Island	143	2,397,906	0.2
South Carolina	481	8,567,518	0.8
South Dakota	67	1,130,708	0.1
Tennessee	836	15,273,038	1.4
Texas	4,652	74,426,829	6.8
Utah	280	6,268,850	0.6
Vermont	95	1,288,439	0.1
Virginia	1,737	25,769,517	2.4
Washington	2,585	38,914,747	3.6
West Virginia	215	3,124,352	0.3
Wisconsin	543	7,370,794	0.7
Wyoming	64	972,702	0.1
Other	567	11,545,330	1.1

Total	69,129	$1,090,482,054	100.0%

2004-2

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2004-2

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	38,382	$466,842,015	42.8%
Other Repayment Options(1)	30,747	623,640,039	57.2

Total	69,129	$1,090,482,054	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,075 loans with an aggregate outstanding principal balance of $37,330,401 currently in an interest-only period.  These interest-only loans represent approximately 3.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	34,117	$462,415,901	42.4%
Unsubsidized	35,012	628,066,153	57.6

Total	69,129	$1,090,482,054	100.0%

2004-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	1,156	$32,012,845	2.9%
October 1, 1993 through June 30, 2006	67,973	1,058,469,209	97.1
July 1, 2006 and later	0	0	0.0

Total	69,129	$1,090,482,054	100.0%

2004-2

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,179	$24,375,939	2.2%
College Assist	47	855,747	0.1
Educational Credit Management Corporation	1,114	21,176,590	1.9
Florida Office Of Student Financial Assistance	11,913	142,697,803	13.1
Great Lakes Higher Education Corporation	1,289	23,909,917	2.2
Illinois Student Assistance Commission	1,667	21,584,058	2.0
Kentucky Higher Education Assistance Authority	285	3,574,879	0.3
Louisiana Office Of Student Financial Assistance	385	5,618,942	0.5
Michigan Guaranty Agency	714	9,364,046	0.9
Montana Guaranteed Student Loan Program	3	27,672	*
Nebraska National Student Loan Program	16	295,701	*
New Jersey Higher Education Student Assistance Authority	3,432	42,155,565	3.9
New York State Higher Education Services Corporation	7,410	99,452,486	9.1
Northwest Education Loan Association	5,023	65,919,796	6.0
Oklahoma Guaranteed Student Loan Program	586	8,646,853	0.8
Pennsylvania Higher Education Assistance Agency	4,805	68,829,698	6.3
Tennessee Student Assistance Corporation	530	7,277,326	0.7
Texas Guaranteed Student Loan Corporation	4,248	65,280,104	6.0
United Student Aid Funds, Inc.	23,483	479,438,933	44.0
Total	69,129	$1,090,482,055	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

2004-2

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to initial trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest and Education@Work, Inc., an Ohio non-profit corporation.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).
2004-2

The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USA Funds held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:
	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:
	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:
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	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

FLORIDA OFFICE OF STUDENT FINANCIAL ASSISTANCE

The Department of Education (Department), Office of Student Financial Assistance (OSFA), administers the Federal Family Education Loan Program (FFELP) that provides low-cost educational loans to assist students and their parents in paying for the cost of higher education.  OSFA is the designated guaranty agency for the State of Florida, for all loans with first disbursement prior to July 1, 2010, and utilizes the FFELP System, a mainframe-based student loan information system administered by the Northwest Regional Data Center (NWRDC).  The FFELP System, in the past, based on specified criteria, determined whether an educational loan will be guaranteed and, if guaranteed, maintained information relating to the loan.

The Department established OSFA pursuant to Section 1001.20(4)(d), Florida Statutes.  By law, OSFA is responsible for providing access to and administering State and Federal grants, scholarships, and loans to those students seeking financial assistance for postsecondary study pursuant to program criteria and eligibility requirements.

FFELP provided and manages low-cost educational loans authorized by the Higher Education Act to assist students and their parents in paying for the cost of higher education.  Prior to July, 2010, through FFELP, private lenders made federally guaranteed student loans to parents and students.  Commercial lenders (e.g., Navient) used their private capital to finance loans under FFELP but received subsidies from the Federal Government.  Upon approval of the application, a FFELP loan was made to the student (borrower) by a participating financial institution.  To protect the financial institution from loss in the event of the borrower’s death, disability, or default, the loan was guaranteed by a guarantor.

Nonprofit and state guaranty agencies were established to guarantee student loans made by lenders under FFELP.  The Department, through the business users within OSFA’s program office, served as the State of Florida guaranty agency for FFELP and provided certain administrative and oversight functions, while the United States Department of Education provided reinsurance to the guaranty agency.

Beginning July 1, 2010, all new student loans were made under the Direct Loan Program whereby the Federal Government lends directly to students.  OSFA continues to use the FFELP System to manage and maintain information related to all FFELP loans with first disbursements prior to July 1, 2010, and provide customer service to schools, lenders, and borrowers through default prevention, collections, and dissemination of information.

The FFELP System resides on a mainframe computer located at the Northwest Regional Data Center (NWRDC).  The Department uses, among other things, mainframe security software to control access to the FFELP System, including application programs and data files.

As of September 30, 2014, OSFA held net assets on behalf of the Federal Reserve Fund of approximately $19,861,865. Through September, 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by OSFA under the Federal Family Education
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Loan Program was approximately $1,651,811,788. Also, as of September 30, 2014, OSFA had Operating Fund assets totaling almost $41,463,446.

OSFA’s “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s Federal  Reserve Fund by the total amount of loans outstanding.  Following this formula, the reserve ratio for the Federal Reserve Fund administered by OSFA for the last five fiscal years was as follows:

Fiscal Year	Reserve Ratio
2014 2013 2012 2011	1.20% 1.07% 1.02% 0.99%
2010	0.92%

OSFA’s “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by OSFA during the fiscal year by the aggregate amount of default claims paid by OSFA outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

Fiscal Year	Recovery Rate
2014 2013 2012 2011	19.98% 18.36% 18.99% 20.70%
2010	24.71%

In addition, OSFA’s “trigger rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to OSFA’s existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “trigger rate” was as follows:

Fiscal Year	Trigger Rate
2014 2013 2012 2011	2.74% 4.48% 4.24% 4.50%
2010	4.43%

OSFA is located in Tallahassee, Florida.  OSFA will provide a copy of its most recent financial statement upon receipt of a written request directed to Levis Hughes, Chief at 325 W. Gaines St, Suite 1314, Tallahassee, FL  32399.

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